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                        SUPPLEMENTED DATED MARCH 7, 2005
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 30, 2004

                          VAN KAMPEN TAX-EXEMPT TRUST,
                            ON BEHALF OF ITS SERIES,

                     VAN KAMPEN HIGH YIELD MUNICIPAL FUND,
                 AS PREVIOUSLY SUPPLEMENTED ON FEBRUARY 2, 2005

     The Statement of Additional Information is hereby supplemented as follows:

     The following is added after the fourth paragraph in the section entitled "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS -- MUNICIPAL SECURITIES:"

          The Fund may invest up to 15% of its total assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Fund may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Fund may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                       HYMSPT305